UBS

Cmoproj

Fixed Income Research

MAST0309A 30 year 5.2

5:35:26 pm September 16, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

1A1

124,666,043.69

5.00000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.0000

09/30/03

30 year

5.19

178.00

300.0PSA

99:28

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

99:12	5.103	5.109	5.120	5.126	5.132	5.144	5.157	5.181	5.215
99:13	5.098	5.103	5.113	5.118	5.124	5.135	5.145	5.167	5.197
99:14	5.092	5.097	5.106	5.110	5.115	5.125	5.134	5.153	5.180
99:15	5.087	5.091	5.098	5.102	5.106	5.115	5.123	5.139	5.163
99:16	5.081	5.085	5.091	5.094	5.098	5.105	5.112	5.126	5.145
99:17	5.076	5.078	5.084	5.087	5.089	5.095	5.101	5.112	5.128
99:18	5.070	5.072	5.077	5.079	5.081	5.085	5.090	5.098	5.110
99:19	5.065	5.066	5.069	5.071	5.072	5.075	5.078	5.084	5.093
99:20	5.060	5.060	5.062	5.063	5.064	5.065	5.067	5.071	5.075
99:21	5.054	5.054	5.055	5.055	5.055	5.056	5.056	5.057	5.058
99:22	5.049	5.048	5.048	5.047	5.047	5.046	5.045	5.043	5.041
99:23	5.043	5.042	5.040	5.039	5.038	5.036	5.034	5.029	5.023
99:24	5.038	5.036	5.033	5.031	5.030	5.026	5.023	5.016	5.006
99:25	5.032	5.030	5.026	5.023	5.021	5.016	5.012	5.002	4.989
99:26	5.027	5.024	5.019	5.016	5.013	5.006	5.000	4.988	4.971
99:27	5.022	5.018	5.011	5.008	5.004	4.997	4.989	4.975	4.954
99:28	5.016	5.012	5.004	5.000	4.996	4.987	4.978	4.961	4.937
99:29	5.011	5.006	4.997	4.992	4.987	4.977	4.967	4.947	4.919
99:30	5.005	5.000	4.990	4.984	4.979	4.967	4.956	4.934	4.902
99:31	5.000	4.994	4.982	4.976	4.970	4.957	4.945	4.920	4.885
100:00	4.994	4.988	4.975	4.968	4.962	4.948	4.934	4.906	4.868
100:01	4.989	4.982	4.968	4.961	4.953	4.938	4.923	4.893	4.850
100:02	4.984	4.976	4.961	4.953	4.945	4.928	4.912	4.879	4.833
100:03	4.978	4.970	4.954	4.945	4.936	4.918	4.901	4.866	4.816
100:04	4.973	4.964	4.946	4.937	4.928	4.909	4.890	4.852	4.798
100:05	4.967	4.958	4.939	4.929	4.919	4.899	4.878	4.838	4.781
100:06	4.962	4.952	4.932	4.921	4.911	4.889	4.867	4.825	4.764
100:07	4.957	4.946	4.925	4.914	4.902	4.879	4.856	4.811	4.747
100:08	4.951	4.940	4.918	4.906	4.894	4.870	4.845	4.798	4.730
100:09	4.946	4.934	4.910	4.898	4.885	4.860	4.834	4.784	4.712
100:10	4.940	4.928	4.903	4.890	4.877	4.850	4.823	4.770	4.695
100:11	4.935	4.923	4.896	4.882	4.868	4.840	4.812	4.757	4.678

Avg Life	7.392	6.564	5.287	4.794	4.376	3.713	3.218	2.545	1.961
Duration	5.748	5.190	4.311	3.964	3.665	3.179	2.806	2.280	1.800
First Pay	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03
Last Pay	7/18	7/18	7/18	7/18	7/18	7/18	7/18	7/18	11/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309B 30 year 5.8

5:38:48 pm September 16, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

2A1

60,000,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

09/30/03

30 year

5.66

358.00

300.0PSA

100.00

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

99:16	5.581	5.586	5.597	5.602	5.608	5.617	5.625	5.639	5.656
99:17	5.577	5.581	5.589	5.593	5.597	5.604	5.610	5.621	5.635
99:18	5.573	5.575	5.581	5.584	5.587	5.592	5.596	5.603	5.613
99:19	5.569	5.570	5.573	5.575	5.576	5.579	5.582	5.586	5.591
99:20	5.564	5.565	5.565	5.566	5.566	5.567	5.567	5.568	5.569
99:21	5.560	5.560	5.558	5.557	5.556	5.554	5.553	5.550	5.547
99:22	5.556	5.554	5.550	5.548	5.545	5.542	5.538	5.533	5.526
99:23	5.552	5.549	5.542	5.538	5.535	5.529	5.524	5.515	5.504
99:24	5.548	5.544	5.534	5.529	5.525	5.517	5.510	5.497	5.482
99:25	5.544	5.538	5.526	5.520	5.514	5.504	5.495	5.480	5.460
99:26	5.540	5.533	5.518	5.511	5.504	5.492	5.481	5.462	5.438
99:27	5.536	5.528	5.510	5.502	5.494	5.479	5.467	5.444	5.417
99:28	5.532	5.523	5.503	5.493	5.483	5.467	5.452	5.427	5.395
99:29	5.528	5.517	5.495	5.484	5.473	5.454	5.438	5.409	5.373
99:30	5.524	5.512	5.487	5.474	5.463	5.442	5.423	5.392	5.352
99:31	5.519	5.507	5.479	5.465	5.452	5.429	5.409	5.374	5.330
100:00	5.515	5.502	5.471	5.456	5.442	5.417	5.395	5.357	5.308
100:01	5.511	5.496	5.463	5.447	5.432	5.404	5.380	5.339	5.287
100:02	5.507	5.491	5.456	5.438	5.422	5.392	5.366	5.321	5.265
100:03	5.503	5.486	5.448	5.429	5.411	5.380	5.352	5.304	5.243
100:04	5.499	5.480	5.440	5.420	5.401	5.367	5.338	5.286	5.222
100:05	5.495	5.475	5.432	5.411	5.391	5.355	5.323	5.269	5.200
100:06	5.491	5.470	5.424	5.402	5.380	5.342	5.309	5.251	5.178
100:07	5.487	5.465	5.417	5.393	5.370	5.330	5.295	5.234	5.157
100:08	5.483	5.460	5.409	5.384	5.360	5.317	5.280	5.216	5.135
100:09	5.479	5.454	5.401	5.375	5.350	5.305	5.266	5.199	5.113
100:10	5.475	5.449	5.393	5.365	5.339	5.293	5.252	5.181	5.092
100:11	5.471	5.444	5.385	5.356	5.329	5.280	5.238	5.164	5.070
100:12	5.467	5.439	5.378	5.347	5.319	5.268	5.223	5.146	5.049
100:13	5.463	5.433	5.370	5.338	5.309	5.256	5.209	5.129	5.027
100:14	5.458	5.428	5.362	5.329	5.298	5.243	5.195	5.111	5.006
100:15	5.454	5.423	5.354	5.320	5.288	5.231	5.181	5.094	4.984

Avg Life	11.482	8.104	4.845	4.036	3.490	2.814	2.409	1.930	1.545
Duration	7.626	5.917	3.974	3.419	3.021	2.499	2.172	1.770	1.435
First Pay	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03
Last Pay	4/28	10/23	2/16	7/13	9/11	8/09	6/08	4/07	5/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309B 30 year 5.8

8:50:15 am September 26, 2003

cmoproj.603

Ciaran O’Brien obrienci@fiunmr23

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

2A2

7,509,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

09/30/03

30 year

5.66

358.00

300.0PSA

97:16

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

97:00	5.762	5.777	5.838	5.936	6.058	6.170	6.266	6.355	6.601
97:01	5.760	5.775	5.835	5.932	6.052	6.163	6.258	6.345	6.588
97:02	5.757	5.772	5.832	5.927	6.046	6.155	6.249	6.336	6.576
97:03	5.755	5.770	5.828	5.923	6.040	6.148	6.241	6.326	6.563
97:04	5.753	5.767	5.825	5.918	6.034	6.141	6.232	6.317	6.551
97:05	5.750	5.765	5.822	5.914	6.028	6.133	6.224	6.307	6.538
97:06	5.748	5.762	5.819	5.909	6.022	6.126	6.215	6.298	6.526
97:07	5.745	5.759	5.815	5.905	6.016	6.119	6.207	6.288	6.513
97:08	5.743	5.757	5.812	5.900	6.010	6.111	6.198	6.279	6.501
97:09	5.741	5.754	5.809	5.896	6.004	6.104	6.190	6.269	6.488
97:10	5.738	5.752	5.805	5.891	5.998	6.097	6.182	6.260	6.476
97:11	5.736	5.749	5.802	5.887	5.993	6.090	6.173	6.250	6.463
97:12	5.733	5.746	5.799	5.882	5.987	6.082	6.165	6.241	6.451
97:13	5.731	5.744	5.795	5.878	5.981	6.075	6.156	6.231	6.439
97:14	5.729	5.741	5.792	5.874	5.975	6.068	6.148	6.222	6.426
97:15	5.726	5.739	5.789	5.869	5.969	6.060	6.139	6.212	6.414
97:16	5.724	5.736	5.785	5.865	5.963	6.053	6.131	6.203	6.401
97:17	5.721	5.734	5.782	5.860	5.957	6.046	6.123	6.193	6.389
97:18	5.719	5.731	5.779	5.856	5.951	6.039	6.114	6.184	6.376
97:19	5.717	5.728	5.776	5.851	5.945	6.031	6.106	6.174	6.364
97:20	5.714	5.726	5.772	5.847	5.939	6.024	6.097	6.165	6.351
97:21	5.712	5.723	5.769	5.842	5.933	6.017	6.089	6.155	6.339
97:22	5.709	5.721	5.766	5.838	5.927	6.010	6.080	6.146	6.327
97:23	5.707	5.718	5.762	5.833	5.921	6.002	6.072	6.136	6.314
97:24	5.705	5.716	5.759	5.829	5.915	5.995	6.064	6.127	6.302
97:25	5.702	5.713	5.756	5.824	5.910	5.988	6.055	6.117	6.289
97:26	5.700	5.711	5.753	5.820	5.904	5.981	6.047	6.108	6.277
97:27	5.698	5.708	5.749	5.815	5.898	5.973	6.039	6.098	6.265
97:28	5.695	5.705	5.746	5.811	5.892	5.966	6.030	6.089	6.252
97:29	5.693	5.703	5.743	5.807	5.886	5.959	6.022	6.080	6.240
97:30	5.690	5.700	5.739	5.802	5.880	5.952	6.013	6.070	6.228
97:31	5.688	5.698	5.736	5.798	5.874	5.944	6.005	6.061	6.215

Avg Life	26.069	22.343	14.546	9.462	6.624	5.204	4.396	3.847	2.860
Duration	13.364	12.413	9.670	7.135	5.382	4.389	3.788	3.363	2.565
First Pay	3/28	8/23	12/15	8/11	7/09	6/08	10/07	4/07	5/06
Last Pay	5/31	10/28	3/21	6/15	6/11	7/09	7/08	11/07	10/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309B 30 year 5.8

8:50:25 am September 26, 2003

cmoproj.603

Ciaran O’Brien obrienci@fiunmr23

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

2A3

5,128,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

09/30/03

30 year

5.66

358.00

300.0PSA

96:10

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

95:26	5.842	5.849	5.883	5.951	6.075	6.290	6.448	6.576	6.919
95:27	5.840	5.846	5.880	5.947	6.071	6.284	6.441	6.568	6.908
95:28	5.838	5.844	5.877	5.944	6.067	6.278	6.434	6.559	6.896
95:29	5.835	5.841	5.875	5.941	6.062	6.272	6.426	6.551	6.885
95:30	5.833	5.839	5.872	5.938	6.058	6.266	6.419	6.542	6.874
95:31	5.831	5.837	5.869	5.934	6.054	6.260	6.411	6.534	6.862
96:00	5.828	5.834	5.867	5.931	6.049	6.254	6.404	6.525	6.851
96:01	5.826	5.832	5.864	5.928	6.045	6.248	6.397	6.517	6.840
96:02	5.824	5.829	5.861	5.925	6.041	6.242	6.389	6.508	6.828
96:03	5.821	5.827	5.859	5.921	6.037	6.236	6.382	6.500	6.817
96:04	5.819	5.825	5.856	5.918	6.032	6.229	6.374	6.491	6.806
96:05	5.817	5.822	5.853	5.915	6.028	6.223	6.367	6.483	6.794
96:06	5.814	5.820	5.851	5.912	6.024	6.217	6.360	6.474	6.783
96:07	5.812	5.818	5.848	5.908	6.020	6.211	6.352	6.466	6.772
96:08	5.810	5.815	5.845	5.905	6.015	6.205	6.345	6.458	6.761
96:09	5.807	5.813	5.843	5.902	6.011	6.199	6.338	6.449	6.749
96:10	5.805	5.810	5.840	5.899	6.007	6.193	6.330	6.441	6.738
96:11	5.803	5.808	5.837	5.895	6.002	6.187	6.323	6.432	6.727
96:12	5.800	5.806	5.835	5.892	5.998	6.181	6.315	6.424	6.715
96:13	5.798	5.803	5.832	5.889	5.994	6.175	6.308	6.415	6.704
96:14	5.796	5.801	5.829	5.886	5.990	6.169	6.301	6.407	6.693
96:15	5.793	5.798	5.827	5.883	5.985	6.163	6.293	6.399	6.682
96:16	5.791	5.796	5.824	5.879	5.981	6.157	6.286	6.390	6.670
96:17	5.789	5.794	5.821	5.876	5.977	6.151	6.279	6.382	6.659
96:18	5.786	5.791	5.819	5.873	5.973	6.145	6.271	6.373	6.648
96:19	5.784	5.789	5.816	5.870	5.968	6.139	6.264	6.365	6.637
96:20	5.782	5.787	5.813	5.866	5.964	6.133	6.257	6.357	6.625
96:21	5.779	5.784	5.811	5.863	5.960	6.127	6.249	6.348	6.614
96:22	5.777	5.782	5.808	5.860	5.956	6.121	6.242	6.340	6.603
96:23	5.775	5.779	5.805	5.857	5.951	6.115	6.235	6.331	6.592
96:24	5.772	5.777	5.803	5.854	5.947	6.109	6.227	6.323	6.580
96:25	5.770	5.775	5.800	5.850	5.943	6.103	6.220	6.315	6.569

Avg Life	28.758	27.318	21.744	15.714	10.505	6.582	5.214	4.467	3.230
Duration	13.843	13.547	12.112	10.001	7.571	5.339	4.386	3.833	2.862
First Pay	5/31	10/28	3/21	6/15	6/11	7/09	7/08	11/07	10/06
Last Pay	7/33	7/33	7/33	7/33	7/33	7/11	6/09	7/08	2/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309B 30 year 5.8

8:50:40 am September 26, 2003

cmoproj.603

Ciaran O’Brien obrienci@fiunmr23

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

2A4

10,000,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

09/30/03

30 year

5.66

358.00

300.0PSA

100:04

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

99:20	5.565	5.565	5.566	5.566	5.567	5.568	5.568	5.568	5.570
99:21	5.560	5.559	5.557	5.555	5.553	5.552	5.550	5.549	5.546
99:22	5.555	5.553	5.547	5.543	5.539	5.536	5.533	5.530	5.523
99:23	5.550	5.546	5.538	5.531	5.525	5.520	5.515	5.511	5.499
99:24	5.545	5.540	5.529	5.520	5.511	5.504	5.498	5.492	5.476
99:25	5.541	5.534	5.520	5.508	5.497	5.488	5.480	5.472	5.452
99:26	5.536	5.528	5.511	5.496	5.484	5.472	5.462	5.453	5.429
99:27	5.531	5.521	5.502	5.485	5.470	5.457	5.445	5.434	5.405
99:28	5.526	5.515	5.493	5.473	5.456	5.441	5.427	5.415	5.382
99:29	5.522	5.509	5.484	5.461	5.442	5.425	5.410	5.396	5.358
99:30	5.517	5.503	5.474	5.449	5.428	5.409	5.392	5.376	5.335
99:31	5.512	5.496	5.465	5.438	5.414	5.393	5.375	5.357	5.312
100:00	5.507	5.490	5.456	5.426	5.400	5.378	5.357	5.338	5.288
100:01	5.502	5.484	5.447	5.414	5.387	5.362	5.339	5.319	5.265
100:02	5.498	5.478	5.438	5.403	5.373	5.346	5.322	5.300	5.242
100:03	5.493	5.472	5.429	5.391	5.359	5.330	5.304	5.281	5.218
100:04	5.488	5.465	5.420	5.379	5.345	5.315	5.287	5.262	5.195
100:05	5.483	5.459	5.411	5.368	5.331	5.299	5.269	5.243	5.172
100:06	5.479	5.453	5.402	5.356	5.317	5.283	5.252	5.223	5.148
100:07	5.474	5.447	5.392	5.345	5.304	5.267	5.234	5.204	5.125
100:08	5.469	5.441	5.383	5.333	5.290	5.252	5.217	5.185	5.102
100:09	5.464	5.434	5.374	5.321	5.276	5.236	5.200	5.166	5.078
100:10	5.460	5.428	5.365	5.310	5.262	5.220	5.182	5.147	5.055
100:11	5.455	5.422	5.356	5.298	5.248	5.204	5.165	5.128	5.032
100:12	5.450	5.416	5.347	5.287	5.235	5.189	5.147	5.109	5.009
100:13	5.445	5.410	5.338	5.275	5.221	5.173	5.130	5.090	4.985
100:14	5.441	5.403	5.329	5.263	5.207	5.157	5.112	5.071	4.962
100:15	5.436	5.397	5.320	5.252	5.193	5.142	5.095	5.052	4.939
100:16	5.431	5.391	5.311	5.240	5.180	5.126	5.078	5.033	4.916
100:17	5.426	5.385	5.302	5.229	5.166	5.110	5.060	5.014	4.893
100:18	5.422	5.379	5.293	5.217	5.152	5.095	5.043	4.995	4.869
100:19	5.417	5.373	5.284	5.205	5.138	5.079	5.025	4.976	4.846

Avg Life	9.047	6.408	4.014	3.023	2.498	2.167	1.935	1.762	1.427
Duration	6.522	5.008	3.416	2.669	2.247	1.972	1.776	1.627	1.332
First Pay	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03
Last Pay	3/22	11/17	6/12	10/09	6/08	9/07	3/07	10/06	2/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309B 30 year 5.8

5:39:16 pm September 16, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

2A5

2,213,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

09/30/03

30 year

5.66

358.00

300.0PSA

100:04

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

99:20	5.564	5.564	5.564	5.565	5.565	5.565	5.565	5.566	5.567
99:21	5.561	5.561	5.561	5.560	5.560	5.559	5.558	5.556	5.554
99:22	5.559	5.558	5.557	5.556	5.554	5.552	5.550	5.546	5.541
99:23	5.556	5.555	5.553	5.551	5.549	5.546	5.542	5.536	5.528
99:24	5.554	5.552	5.549	5.547	5.544	5.539	5.534	5.526	5.516
99:25	5.551	5.549	5.545	5.542	5.539	5.533	5.527	5.516	5.503
99:26	5.549	5.547	5.541	5.537	5.534	5.526	5.519	5.506	5.490
99:27	5.546	5.544	5.537	5.533	5.529	5.519	5.511	5.497	5.477
99:28	5.543	5.541	5.533	5.528	5.523	5.513	5.503	5.487	5.464
99:29	5.541	5.538	5.529	5.524	5.518	5.506	5.496	5.477	5.452
99:30	5.538	5.535	5.525	5.519	5.513	5.500	5.488	5.467	5.439
99:31	5.536	5.532	5.522	5.515	5.508	5.493	5.480	5.457	5.426
100:00	5.533	5.529	5.518	5.510	5.503	5.487	5.472	5.447	5.413
100:01	5.530	5.526	5.514	5.506	5.498	5.480	5.465	5.437	5.401
100:02	5.528	5.523	5.510	5.501	5.492	5.474	5.457	5.427	5.388
100:03	5.525	5.520	5.506	5.497	5.487	5.467	5.449	5.417	5.375
100:04	5.523	5.517	5.502	5.492	5.482	5.461	5.441	5.407	5.362
100:05	5.520	5.514	5.498	5.488	5.477	5.454	5.434	5.398	5.350
100:06	5.518	5.511	5.494	5.483	5.472	5.448	5.426	5.388	5.337
100:07	5.515	5.508	5.490	5.479	5.467	5.442	5.418	5.378	5.324
100:08	5.512	5.506	5.487	5.475	5.461	5.435	5.411	5.368	5.312
100:09	5.510	5.503	5.483	5.470	5.456	5.429	5.403	5.358	5.299
100:10	5.507	5.500	5.479	5.466	5.451	5.422	5.395	5.348	5.286
100:11	5.505	5.497	5.475	5.461	5.446	5.416	5.387	5.338	5.273
100:12	5.502	5.494	5.471	5.457	5.441	5.409	5.380	5.329	5.261
100:13	5.500	5.491	5.467	5.452	5.436	5.403	5.372	5.319	5.248
100:14	5.497	5.488	5.463	5.448	5.431	5.396	5.364	5.309	5.235
100:15	5.494	5.485	5.459	5.443	5.425	5.390	5.357	5.299	5.223
100:16	5.492	5.482	5.456	5.439	5.420	5.383	5.349	5.289	5.210
100:17	5.489	5.479	5.452	5.434	5.415	5.377	5.341	5.279	5.197
100:18	5.487	5.476	5.448	5.430	5.410	5.370	5.334	5.270	5.185
100:19	5.484	5.474	5.444	5.425	5.405	5.364	5.326	5.260	5.172

Avg Life	20.648	16.650	10.937	9.020	7.574	5.731	4.680	3.551	2.691
Duration	12.049	10.630	7.995	6.916	6.028	4.788	4.022	3.145	2.440
First Pay	3/22	11/17	6/12	11/10	10/09	6/08	9/07	10/06	2/06
Last Pay	7/26	1/23	5/17	3/15	5/13	9/10	4/09	10/07	9/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309B 30 year 5.8

8:50:49 am September 26, 2003

cmoproj.603

Ciaran O’Brien obrienci@fiunmr23

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

2A6

742,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

0.0000

09/30/03

30 year

5.66

358.00

300.0PSA

90:04

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

89:20	5.982	6.031	6.179	6.394	6.738	7.272	7.688	8.031	8.961
89:21	5.981	6.029	6.177	6.391	6.734	7.266	7.681	8.023	8.950
89:22	5.980	6.028	6.174	6.389	6.731	7.260	7.674	8.015	8.939
89:23	5.978	6.026	6.172	6.386	6.727	7.255	7.667	8.007	8.927
89:24	5.977	6.025	6.170	6.383	6.723	7.249	7.660	7.998	8.916
89:25	5.975	6.023	6.168	6.380	6.719	7.243	7.653	7.990	8.905
89:26	5.974	6.021	6.166	6.378	6.715	7.238	7.646	7.982	8.893
89:27	5.973	6.020	6.164	6.375	6.711	7.232	7.639	7.974	8.882
89:28	5.971	6.018	6.162	6.372	6.707	7.227	7.632	7.966	8.871
89:29	5.970	6.017	6.160	6.369	6.703	7.221	7.625	7.958	8.860
89:30	5.968	6.015	6.158	6.367	6.699	7.215	7.618	7.949	8.848
89:31	5.967	6.014	6.156	6.364	6.696	7.210	7.611	7.941	8.837
90:00	5.966	6.012	6.154	6.361	6.692	7.204	7.604	7.933	8.826
90:01	5.964	6.011	6.152	6.359	6.688	7.198	7.597	7.925	8.815
90:02	5.963	6.009	6.150	6.356	6.684	7.193	7.590	7.917	8.804
90:03	5.962	6.008	6.148	6.353	6.680	7.187	7.583	7.909	8.792
90:04	5.960	6.006	6.146	6.350	6.676	7.182	7.576	7.901	8.781
90:05	5.959	6.005	6.144	6.348	6.672	7.176	7.569	7.893	8.770
90:06	5.957	6.003	6.142	6.345	6.668	7.170	7.562	7.884	8.759
90:07	5.956	6.002	6.140	6.342	6.665	7.165	7.555	7.876	8.748
90:08	5.955	6.000	6.138	6.339	6.661	7.159	7.548	7.868	8.736
90:09	5.953	5.998	6.136	6.337	6.657	7.153	7.541	7.860	8.725
90:10	5.952	5.997	6.134	6.334	6.653	7.148	7.534	7.852	8.714
90:11	5.951	5.995	6.132	6.331	6.649	7.142	7.527	7.844	8.703
90:12	5.949	5.994	6.130	6.328	6.645	7.137	7.520	7.836	8.692
90:13	5.948	5.992	6.128	6.326	6.641	7.131	7.513	7.828	8.680
90:14	5.947	5.991	6.126	6.323	6.638	7.125	7.506	7.820	8.669
90:15	5.945	5.989	6.124	6.320	6.634	7.120	7.499	7.811	8.658
90:16	5.944	5.988	6.122	6.318	6.630	7.114	7.493	7.803	8.647
90:17	5.942	5.986	6.120	6.315	6.626	7.109	7.486	7.795	8.636
90:18	5.941	5.985	6.118	6.312	6.622	7.103	7.479	7.787	8.625
90:19	5.940	5.983	6.116	6.309	6.618	7.098	7.472	7.779	8.614

Avg Life	26.304	23.965	18.611	13.844	9.655	6.398	5.134	4.421	3.215
Duration	25.126	22.509	17.075	12.625	8.914	6.143	4.935	4.247	3.078
First Pay	7/26	1/23	5/17	6/13	10/10	4/09	5/08	10/07	10/06
Last Pay	7/33	7/33	7/33	7/33	7/33	7/11	6/09	7/08	2/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309B 30 year 5.8

8:51:07 am September 26, 2003

cmoproj.603

Ciaran O’Brien obrienci@fiunmr23

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

2A7

268,567,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

09/30/03

30 year

5.66

358.00

300.0PSA

100:02

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

99:18	5.572	5.573	5.577	5.580	5.584	5.587	5.590	5.593	5.602
99:19	5.568	5.569	5.571	5.573	5.575	5.577	5.578	5.580	5.585
99:20	5.564	5.565	5.565	5.565	5.566	5.566	5.567	5.567	5.568
99:21	5.561	5.560	5.559	5.558	5.557	5.556	5.555	5.554	5.551
99:22	5.557	5.556	5.553	5.551	5.548	5.545	5.543	5.540	5.534
99:23	5.554	5.552	5.547	5.543	5.539	5.535	5.531	5.527	5.517
99:24	5.550	5.547	5.542	5.536	5.530	5.525	5.519	5.514	5.499
99:25	5.546	5.543	5.536	5.528	5.521	5.514	5.507	5.501	5.482
99:26	5.543	5.539	5.530	5.521	5.512	5.504	5.496	5.487	5.465
99:27	5.539	5.534	5.524	5.514	5.504	5.493	5.484	5.474	5.448
99:28	5.536	5.530	5.518	5.506	5.495	5.483	5.472	5.461	5.431
99:29	5.532	5.526	5.513	5.499	5.486	5.473	5.460	5.448	5.414
99:30	5.529	5.522	5.507	5.492	5.477	5.462	5.448	5.435	5.397
99:31	5.525	5.517	5.501	5.484	5.468	5.452	5.437	5.421	5.380
100:00	5.521	5.513	5.495	5.477	5.459	5.442	5.425	5.408	5.363
100:01	5.518	5.509	5.489	5.470	5.450	5.431	5.413	5.395	5.346
100:02	5.514	5.504	5.484	5.462	5.442	5.421	5.401	5.382	5.329
100:03	5.511	5.500	5.478	5.455	5.433	5.411	5.390	5.369	5.312
100:04	5.507	5.496	5.472	5.448	5.424	5.401	5.378	5.356	5.295
100:05	5.504	5.492	5.466	5.440	5.415	5.390	5.366	5.342	5.278
100:06	5.500	5.487	5.460	5.433	5.406	5.380	5.354	5.329	5.261
100:07	5.497	5.483	5.455	5.426	5.397	5.370	5.343	5.316	5.244
100:08	5.493	5.479	5.449	5.418	5.389	5.359	5.331	5.303	5.227
100:09	5.490	5.474	5.443	5.411	5.380	5.349	5.319	5.290	5.210
100:10	5.486	5.470	5.437	5.404	5.371	5.339	5.307	5.277	5.193
100:11	5.482	5.466	5.432	5.397	5.362	5.328	5.296	5.264	5.176
100:12	5.479	5.462	5.426	5.389	5.353	5.318	5.284	5.251	5.159
100:13	5.475	5.457	5.420	5.382	5.345	5.308	5.272	5.237	5.143
100:14	5.472	5.453	5.414	5.375	5.336	5.298	5.261	5.224	5.126
100:15	5.468	5.449	5.408	5.367	5.327	5.287	5.249	5.211	5.109
100:16	5.465	5.445	5.403	5.360	5.318	5.277	5.237	5.198	5.092
100:17	5.461	5.440	5.397	5.353	5.309	5.267	5.226	5.185	5.075

Avg Life	14.187	11.024	7.340	5.409	4.276	3.545	3.038	2.666	2.006
Duration	8.743	7.265	5.367	4.244	3.518	3.013	2.644	2.362	1.829
First Pay	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03
Last Pay	7/33	7/33	7/33	7/33	7/33	7/33	7/33	2/33	11/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309B 30 year 5.8

8:51:17 am September 26, 2003

cmoproj.603

Ciaran O’Brien obrienci@fiunmr23

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

2A8

1,142,900.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

09/30/03

30 year

5.66

358.00

300.0PSA

98:20

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

98:04	5.710	5.722	5.744	5.761	5.774	5.789	5.823	5.865	5.994
98:05	5.707	5.719	5.740	5.756	5.770	5.785	5.818	5.859	5.985
98:06	5.704	5.716	5.736	5.752	5.766	5.780	5.812	5.852	5.976
98:07	5.701	5.712	5.732	5.748	5.761	5.775	5.807	5.846	5.967
98:08	5.698	5.709	5.728	5.744	5.757	5.770	5.801	5.840	5.958
98:09	5.695	5.706	5.725	5.740	5.752	5.766	5.796	5.834	5.949
98:10	5.692	5.702	5.721	5.736	5.748	5.761	5.791	5.827	5.940
98:11	5.688	5.699	5.717	5.732	5.744	5.756	5.785	5.821	5.931
98:12	5.685	5.696	5.713	5.728	5.739	5.752	5.780	5.815	5.922
98:13	5.682	5.692	5.710	5.723	5.735	5.747	5.774	5.808	5.913
98:14	5.679	5.689	5.706	5.719	5.730	5.742	5.769	5.802	5.904
98:15	5.676	5.686	5.702	5.715	5.726	5.737	5.764	5.796	5.895
98:16	5.673	5.682	5.698	5.711	5.722	5.733	5.758	5.790	5.886
98:17	5.670	5.679	5.695	5.707	5.717	5.728	5.753	5.783	5.877
98:18	5.667	5.676	5.691	5.703	5.713	5.723	5.747	5.777	5.868
98:19	5.664	5.673	5.687	5.699	5.708	5.719	5.742	5.771	5.859
98:20	5.661	5.669	5.683	5.695	5.704	5.714	5.737	5.764	5.850
98:21	5.658	5.666	5.680	5.691	5.700	5.709	5.731	5.758	5.841
98:22	5.655	5.663	5.676	5.687	5.695	5.705	5.726	5.752	5.832
98:23	5.652	5.659	5.672	5.682	5.691	5.700	5.720	5.746	5.823
98:24	5.649	5.656	5.668	5.678	5.686	5.695	5.715	5.739	5.815
98:25	5.646	5.653	5.665	5.674	5.682	5.690	5.710	5.733	5.806
98:26	5.643	5.649	5.661	5.670	5.678	5.686	5.704	5.727	5.797
98:27	5.640	5.646	5.657	5.666	5.673	5.681	5.699	5.721	5.788
98:28	5.637	5.643	5.653	5.662	5.669	5.676	5.693	5.714	5.779
98:29	5.634	5.640	5.650	5.658	5.665	5.672	5.688	5.708	5.770
98:30	5.631	5.636	5.646	5.654	5.660	5.667	5.683	5.702	5.761
98:31	5.628	5.633	5.642	5.650	5.656	5.662	5.677	5.696	5.752
99:00	5.625	5.630	5.639	5.646	5.651	5.658	5.672	5.689	5.743
99:01	5.621	5.626	5.635	5.642	5.647	5.653	5.666	5.683	5.734
99:02	5.618	5.623	5.631	5.638	5.643	5.648	5.661	5.677	5.725
99:03	5.615	5.620	5.627	5.633	5.638	5.644	5.656	5.671	5.716

Avg Life	17.357	15.243	12.487	10.854	9.805	8.890	7.393	6.135	4.049
Duration	10.351	9.543	8.421	7.694	7.190	6.716	5.841	5.030	3.525
First Pay	10/08	10/08	10/08	10/08	10/08	10/08	10/08	7/08	2/07
Last Pay	7/33	7/33	7/33	7/33	7/33	7/33	3/33	9/30	11/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309B 30 year 5.8

8:51:26 am September 26, 2003

cmoproj.603

Ciaran O’Brien obrienci@fiunmr23

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

2A9

10,286,100.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

09/30/03

30 year

5.66

358.00

300.0PSA

97:22

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

97:06	5.803	5.823	5.858	5.885	5.908	5.932	5.987	6.056	6.266
97:07	5.800	5.820	5.854	5.881	5.903	5.927	5.982	6.049	6.257
97:08	5.796	5.816	5.850	5.877	5.899	5.922	5.976	6.043	6.247
97:09	5.793	5.813	5.846	5.873	5.894	5.918	5.971	6.036	6.238
97:10	5.790	5.809	5.842	5.869	5.890	5.913	5.965	6.030	6.229
97:11	5.787	5.806	5.838	5.864	5.885	5.908	5.960	6.024	6.220
97:12	5.784	5.803	5.835	5.860	5.881	5.903	5.954	6.017	6.211
97:13	5.781	5.799	5.831	5.856	5.876	5.899	5.949	6.011	6.202
97:14	5.778	5.796	5.827	5.852	5.872	5.894	5.943	6.005	6.193
97:15	5.775	5.793	5.823	5.848	5.868	5.889	5.938	5.998	6.184
97:16	5.772	5.789	5.819	5.844	5.863	5.884	5.932	5.992	6.175
97:17	5.769	5.786	5.816	5.839	5.859	5.880	5.927	5.985	6.166
97:18	5.765	5.783	5.812	5.835	5.854	5.875	5.921	5.979	6.157
97:19	5.762	5.779	5.808	5.831	5.850	5.870	5.916	5.973	6.147
97:20	5.759	5.776	5.804	5.827	5.845	5.865	5.910	5.966	6.138
97:21	5.756	5.772	5.800	5.823	5.841	5.860	5.905	5.960	6.129
97:22	5.753	5.769	5.797	5.819	5.836	5.856	5.900	5.954	6.120
97:23	5.750	5.766	5.793	5.814	5.832	5.851	5.894	5.947	6.111
97:24	5.747	5.762	5.789	5.810	5.828	5.846	5.889	5.941	6.102
97:25	5.744	5.759	5.785	5.806	5.823	5.841	5.883	5.935	6.093
97:26	5.741	5.756	5.781	5.802	5.819	5.837	5.878	5.928	6.084
97:27	5.738	5.752	5.778	5.798	5.814	5.832	5.872	5.922	6.075
97:28	5.735	5.749	5.774	5.794	5.810	5.827	5.867	5.916	6.066
97:29	5.731	5.746	5.770	5.790	5.805	5.822	5.861	5.909	6.057
97:30	5.728	5.742	5.766	5.785	5.801	5.818	5.856	5.903	6.048
97:31	5.725	5.739	5.762	5.781	5.797	5.813	5.850	5.897	6.039
98:00	5.722	5.736	5.759	5.777	5.792	5.808	5.845	5.890	6.030
98:01	5.719	5.732	5.755	5.773	5.788	5.804	5.840	5.884	6.021
98:02	5.716	5.729	5.751	5.769	5.783	5.799	5.834	5.878	6.012
98:03	5.713	5.726	5.747	5.765	5.779	5.794	5.829	5.871	6.003
98:04	5.710	5.722	5.744	5.761	5.774	5.789	5.823	5.865	5.994
98:05	5.707	5.719	5.740	5.756	5.770	5.785	5.818	5.859	5.985

Avg Life	17.357	15.243	12.487	10.854	9.805	8.890	7.393	6.135	4.049
Duration	10.302	9.500	8.386	7.666	7.167	6.696	5.826	5.019	3.518
First Pay	10/08	10/08	10/08	10/08	10/08	10/08	10/08	7/08	2/07
Last Pay	7/33	7/33	7/33	7/33	7/33	7/33	7/33	8/32	11/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309B 30 year 5.8

8:50:04 am September 26, 2003

cmoproj.603

Ciaran O’Brien obrienci@fiunmr23

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

2A10

1,072,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

09/30/03

30 year

5.66

358.00

300.0PSA

98:00

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

97:16	5.733	5.757	5.836	5.942	6.044	6.134	6.215	6.292	6.497
97:17	5.731	5.754	5.832	5.937	6.037	6.125	6.205	6.281	6.483
97:18	5.728	5.751	5.828	5.931	6.030	6.117	6.196	6.270	6.469
97:19	5.726	5.748	5.824	5.926	6.023	6.108	6.186	6.260	6.455
97:20	5.723	5.746	5.820	5.920	6.016	6.100	6.176	6.249	6.441
97:21	5.721	5.743	5.816	5.914	6.009	6.091	6.167	6.238	6.427
97:22	5.718	5.740	5.812	5.909	6.002	6.083	6.157	6.227	6.414
97:23	5.716	5.737	5.808	5.903	5.994	6.075	6.148	6.216	6.400
97:24	5.713	5.734	5.804	5.898	5.987	6.066	6.138	6.206	6.386
97:25	5.711	5.731	5.800	5.892	5.980	6.058	6.128	6.195	6.372
97:26	5.708	5.728	5.796	5.886	5.973	6.049	6.119	6.184	6.358
97:27	5.706	5.725	5.792	5.881	5.966	6.041	6.109	6.173	6.345
97:28	5.703	5.723	5.788	5.875	5.959	6.032	6.099	6.163	6.331
97:29	5.701	5.720	5.784	5.869	5.952	6.024	6.090	6.152	6.317
97:30	5.698	5.717	5.780	5.864	5.945	6.015	6.080	6.141	6.303
97:31	5.695	5.714	5.776	5.858	5.938	6.007	6.070	6.130	6.289
98:00	5.693	5.711	5.772	5.853	5.931	5.999	6.061	6.120	6.276
98:01	5.690	5.708	5.768	5.847	5.923	5.990	6.051	6.109	6.262
98:02	5.688	5.705	5.764	5.842	5.916	5.982	6.042	6.098	6.248
98:03	5.685	5.703	5.760	5.836	5.909	5.973	6.032	6.087	6.234
98:04	5.683	5.700	5.756	5.830	5.902	5.965	6.022	6.077	6.221
98:05	5.680	5.697	5.752	5.825	5.895	5.957	6.013	6.066	6.207
98:06	5.678	5.694	5.748	5.819	5.888	5.948	6.003	6.055	6.193
98:07	5.675	5.691	5.744	5.814	5.881	5.940	5.994	6.044	6.179
98:08	5.673	5.688	5.740	5.808	5.874	5.931	5.984	6.034	6.166
98:09	5.670	5.685	5.736	5.802	5.867	5.923	5.974	6.023	6.152
98:10	5.668	5.683	5.732	5.797	5.860	5.915	5.965	6.012	6.138
98:11	5.665	5.680	5.728	5.791	5.853	5.906	5.955	6.002	6.124
98:12	5.663	5.677	5.724	5.786	5.846	5.898	5.946	5.991	6.111
98:13	5.660	5.674	5.720	5.780	5.839	5.890	5.936	5.980	6.097
98:14	5.658	5.671	5.716	5.775	5.831	5.881	5.927	5.969	6.083
98:15	5.655	5.668	5.712	5.769	5.824	5.873	5.917	5.959	6.070

Avg Life	23.069	18.100	10.771	7.056	5.314	4.372	3.765	3.328	2.546
Duration	12.653	11.103	7.881	5.677	4.475	3.774	3.302	2.953	2.306
First Pay	5/25	2/20	3/13	1/10	8/08	10/07	3/07	11/06	2/06
Last Pay	3/28	8/23	12/15	8/11	7/09	6/08	10/07	4/07	5/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309B 30 year 5.8

8:49:53 am September 26, 2003

cmoproj.603

Ciaran O’Brien obrienci@fiunmr23

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

2A11

9,000,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

09/30/03

30 year

5.66

358.00

300.0PSA

101:14

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

100:30	5.380	5.321	5.197	5.088	4.995	4.914	4.840	4.773	4.596
100:31	5.376	5.315	5.188	5.077	4.982	4.898	4.823	4.754	4.573
101:00	5.371	5.309	5.180	5.065	4.968	4.883	4.806	4.736	4.550
101:01	5.367	5.303	5.171	5.054	4.955	4.868	4.789	4.717	4.527
101:02	5.363	5.298	5.162	5.043	4.941	4.852	4.772	4.698	4.504
101:03	5.358	5.292	5.154	5.032	4.928	4.837	4.755	4.679	4.481
101:04	5.354	5.286	5.145	5.020	4.914	4.821	4.737	4.661	4.459
101:05	5.350	5.281	5.136	5.009	4.901	4.806	4.720	4.642	4.436
101:06	5.345	5.275	5.128	4.998	4.887	4.791	4.703	4.623	4.413
101:07	5.341	5.269	5.119	4.987	4.874	4.775	4.686	4.605	4.390
101:08	5.337	5.263	5.110	4.975	4.861	4.760	4.669	4.586	4.367
101:09	5.332	5.258	5.102	4.964	4.847	4.745	4.652	4.567	4.344
101:10	5.328	5.252	5.093	4.953	4.834	4.729	4.635	4.549	4.321
101:11	5.324	5.246	5.085	4.942	4.820	4.714	4.618	4.530	4.299
101:12	5.319	5.240	5.076	4.930	4.807	4.699	4.601	4.511	4.276
101:13	5.315	5.235	5.067	4.919	4.793	4.683	4.584	4.493	4.253
101:14	5.311	5.229	5.059	4.908	4.780	4.668	4.567	4.474	4.230
101:15	5.307	5.223	5.050	4.897	4.767	4.653	4.550	4.455	4.208
101:16	5.302	5.218	5.041	4.886	4.753	4.637	4.533	4.437	4.185
101:17	5.298	5.212	5.033	4.874	4.740	4.622	4.516	4.418	4.162
101:18	5.294	5.206	5.024	4.863	4.727	4.607	4.499	4.400	4.139
101:19	5.289	5.201	5.016	4.852	4.713	4.592	4.482	4.381	4.117
101:20	5.285	5.195	5.007	4.841	4.700	4.576	4.465	4.363	4.094
101:21	5.281	5.189	4.998	4.830	4.687	4.561	4.448	4.344	4.071
101:22	5.276	5.183	4.990	4.819	4.673	4.546	4.431	4.325	4.049
101:23	5.272	5.178	4.981	4.807	4.660	4.531	4.414	4.307	4.026
101:24	5.268	5.172	4.973	4.796	4.647	4.515	4.397	4.288	4.003
101:25	5.264	5.166	4.964	4.785	4.633	4.500	4.380	4.270	3.981
101:26	5.259	5.161	4.955	4.774	4.620	4.485	4.363	4.251	3.958
101:27	5.255	5.155	4.947	4.763	4.607	4.470	4.346	4.233	3.935
101:28	5.251	5.149	4.938	4.752	4.593	4.454	4.329	4.214	3.913
101:29	5.246	5.144	4.930	4.741	4.580	4.439	4.312	4.196	3.890

Avg Life	10.188	6.985	4.180	3.090	2.534	2.190	1.951	1.774	1.433
Duration	7.115	5.374	3.557	2.739	2.291	2.004	1.801	1.648	1.347
First Pay	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03
Last Pay	5/25	2/20	3/13	1/10	8/08	10/07	3/07	11/06	2/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309B 30 year 5.8

8:49:41 am September 26, 2003

cmoproj.603

Ciaran O’Brien obrienci@fiunmr23

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

2A12

1,000,000.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

09/30/03

30 year

5.66

358.00

300.0PSA

100:16

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

100:00	5.511	5.495	5.460	5.429	5.402	5.379	5.359	5.340	5.289
100:01	5.507	5.489	5.451	5.417	5.389	5.364	5.341	5.321	5.266
100:02	5.503	5.483	5.442	5.406	5.375	5.348	5.324	5.302	5.243
100:03	5.498	5.477	5.433	5.394	5.361	5.333	5.306	5.283	5.220
100:04	5.494	5.471	5.424	5.383	5.348	5.317	5.289	5.264	5.196
100:05	5.489	5.465	5.416	5.372	5.334	5.301	5.272	5.245	5.173
100:06	5.485	5.460	5.407	5.360	5.321	5.286	5.254	5.226	5.150
100:07	5.481	5.454	5.398	5.349	5.307	5.270	5.237	5.207	5.127
100:08	5.476	5.448	5.389	5.337	5.293	5.255	5.220	5.188	5.103
100:09	5.472	5.442	5.381	5.326	5.280	5.239	5.202	5.169	5.080
100:10	5.467	5.436	5.372	5.315	5.266	5.223	5.185	5.150	5.057
100:11	5.463	5.431	5.363	5.303	5.252	5.208	5.168	5.131	5.034
100:12	5.459	5.425	5.354	5.292	5.239	5.192	5.150	5.112	5.011
100:13	5.454	5.419	5.345	5.280	5.225	5.177	5.133	5.093	4.988
100:14	5.450	5.413	5.337	5.269	5.212	5.161	5.116	5.074	4.965
100:15	5.446	5.407	5.328	5.258	5.198	5.146	5.099	5.055	4.941
100:16	5.441	5.402	5.319	5.246	5.184	5.130	5.081	5.036	4.918
100:17	5.437	5.396	5.310	5.235	5.171	5.115	5.064	5.018	4.895
100:18	5.432	5.390	5.302	5.224	5.157	5.099	5.047	4.999	4.872
100:19	5.428	5.384	5.293	5.212	5.144	5.084	5.029	4.980	4.849
100:20	5.424	5.378	5.284	5.201	5.130	5.068	5.012	4.961	4.826
100:21	5.419	5.373	5.276	5.190	5.117	5.053	4.995	4.942	4.803
100:22	5.415	5.367	5.267	5.178	5.103	5.037	4.978	4.923	4.780
100:23	5.411	5.361	5.258	5.167	5.090	5.022	4.961	4.904	4.757
100:24	5.406	5.355	5.249	5.156	5.076	5.006	4.943	4.886	4.734
100:25	5.402	5.350	5.241	5.144	5.063	4.991	4.926	4.867	4.711
100:26	5.397	5.344	5.232	5.133	5.049	4.975	4.909	4.848	4.688
100:27	5.393	5.338	5.223	5.122	5.036	4.960	4.892	4.829	4.665
100:28	5.389	5.332	5.215	5.110	5.022	4.945	4.875	4.811	4.642
100:29	5.384	5.326	5.206	5.099	5.009	4.929	4.857	4.792	4.619
100:30	5.380	5.321	5.197	5.088	4.995	4.914	4.840	4.773	4.596
100:31	5.376	5.315	5.188	5.077	4.982	4.898	4.823	4.754	4.573

Avg Life	10.188	6.985	4.180	3.090	2.534	2.190	1.951	1.774	1.433
Duration	7.073	5.343	3.540	2.726	2.281	1.995	1.793	1.640	1.340
First Pay	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03
Last Pay	5/25	2/20	3/13	1/10	8/08	10/07	3/07	11/06	2/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309C 30 year 5.1

5:49:05 pm September 16, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A1

20,846,000.00

4.75000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

4.7500

08/29/03

30 year

5.23

118.00

225.0PSA

99:27

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

99:11	4.878	4.884	4.895	4.901	4.907	4.919	4.931	4.956	4.993
99:12	4.871	4.876	4.886	4.891	4.897	4.908	4.919	4.942	4.975
99:13	4.863	4.868	4.877	4.882	4.887	4.897	4.907	4.927	4.957
99:14	4.856	4.860	4.868	4.872	4.877	4.885	4.894	4.912	4.939
99:15	4.848	4.852	4.859	4.863	4.866	4.874	4.882	4.898	4.921
99:16	4.841	4.844	4.850	4.853	4.856	4.863	4.870	4.883	4.903
99:17	4.833	4.836	4.841	4.844	4.846	4.852	4.857	4.868	4.885
99:18	4.826	4.828	4.832	4.834	4.836	4.840	4.845	4.854	4.867
99:19	4.819	4.820	4.823	4.825	4.826	4.829	4.833	4.839	4.849
99:20	4.811	4.812	4.814	4.815	4.816	4.818	4.820	4.824	4.831
99:21	4.804	4.804	4.805	4.805	4.806	4.807	4.808	4.810	4.813
99:22	4.796	4.796	4.796	4.796	4.796	4.796	4.796	4.795	4.795
99:23	4.789	4.788	4.787	4.786	4.786	4.785	4.783	4.781	4.777
99:24	4.781	4.780	4.778	4.777	4.776	4.773	4.771	4.766	4.759
99:25	4.774	4.772	4.769	4.767	4.766	4.762	4.759	4.751	4.741
99:26	4.767	4.764	4.760	4.758	4.756	4.751	4.746	4.737	4.723
99:27	4.759	4.757	4.751	4.748	4.746	4.740	4.734	4.722	4.705
99:28	4.752	4.749	4.742	4.739	4.736	4.729	4.722	4.708	4.687
99:29	4.744	4.741	4.733	4.729	4.726	4.718	4.710	4.693	4.669
99:30	4.737	4.733	4.724	4.720	4.716	4.706	4.697	4.679	4.651
99:31	4.729	4.725	4.715	4.711	4.706	4.695	4.685	4.664	4.633
100:00	4.722	4.717	4.706	4.701	4.696	4.684	4.673	4.650	4.615
100:01	4.715	4.709	4.698	4.692	4.685	4.673	4.660	4.635	4.597
100:02	4.707	4.701	4.689	4.682	4.675	4.662	4.648	4.621	4.579
100:03	4.700	4.693	4.680	4.673	4.665	4.651	4.636	4.606	4.561
100:04	4.692	4.685	4.671	4.663	4.656	4.640	4.624	4.591	4.544
100:05	4.685	4.678	4.662	4.654	4.646	4.629	4.612	4.577	4.526
100:06	4.678	4.670	4.653	4.644	4.636	4.618	4.599	4.562	4.508
100:07	4.670	4.662	4.644	4.635	4.626	4.607	4.587	4.548	4.490
100:08	4.663	4.654	4.635	4.625	4.616	4.595	4.575	4.534	4.472
100:09	4.656	4.646	4.626	4.616	4.606	4.584	4.563	4.519	4.454
100:10	4.648	4.638	4.617	4.607	4.596	4.573	4.551	4.505	4.437

Avg Life	4.982	4.636	4.045	3.793	3.565	3.173	2.851	2.362	1.881
Duration	4.201	3.937	3.482	3.285	3.107	2.797	2.539	2.140	1.736
First Pay	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03	9/03
Last Pay	6/13	6/13	6/13	6/13	6/13	6/13	6/13	6/13	7/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309D 30 year 5.8

9:06:10 am September 26, 2003

cmoproj.603

Ciaran O’Brien obrienci@fiunmr23

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

4A1

25,740,250.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

09/30/03

30 year

5.63

238.00

275.0PSA

99:06

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

98:22	5.701	5.721	5.762	5.794	5.848	5.890	5.931	5.971	6.085
98:23	5.697	5.716	5.756	5.787	5.838	5.879	5.919	5.958	6.068
98:24	5.692	5.711	5.749	5.779	5.829	5.868	5.907	5.944	6.051
98:25	5.688	5.705	5.743	5.771	5.819	5.857	5.894	5.931	6.033
98:26	5.683	5.700	5.736	5.764	5.810	5.846	5.882	5.917	6.016
98:27	5.678	5.695	5.729	5.756	5.800	5.836	5.870	5.904	5.999
98:28	5.674	5.690	5.723	5.748	5.791	5.825	5.858	5.890	5.981
98:29	5.669	5.684	5.716	5.741	5.782	5.814	5.846	5.876	5.964
98:30	5.665	5.679	5.710	5.733	5.772	5.803	5.833	5.863	5.947
98:31	5.660	5.674	5.703	5.725	5.763	5.792	5.821	5.849	5.929
99:00	5.656	5.669	5.696	5.718	5.753	5.781	5.809	5.836	5.912
99:01	5.651	5.663	5.690	5.710	5.744	5.771	5.797	5.822	5.895
99:02	5.646	5.658	5.683	5.702	5.734	5.760	5.785	5.809	5.877
99:03	5.642	5.653	5.677	5.695	5.725	5.749	5.772	5.795	5.860
99:04	5.637	5.648	5.670	5.687	5.716	5.738	5.760	5.782	5.843
99:05	5.633	5.643	5.663	5.679	5.706	5.727	5.748	5.768	5.826
99:06	5.628	5.637	5.657	5.672	5.697	5.717	5.736	5.755	5.808
99:07	5.624	5.632	5.650	5.664	5.687	5.706	5.724	5.741	5.791
99:08	5.619	5.627	5.644	5.657	5.678	5.695	5.712	5.728	5.774
99:09	5.615	5.622	5.637	5.649	5.669	5.684	5.700	5.714	5.757
99:10	5.610	5.617	5.631	5.641	5.659	5.674	5.687	5.701	5.740
99:11	5.605	5.611	5.624	5.634	5.650	5.663	5.675	5.688	5.722
99:12	5.601	5.606	5.617	5.626	5.641	5.652	5.663	5.674	5.705
99:13	5.596	5.601	5.611	5.618	5.631	5.641	5.651	5.661	5.688
99:14	5.592	5.596	5.604	5.611	5.622	5.631	5.639	5.647	5.671
99:15	5.587	5.591	5.598	5.603	5.613	5.620	5.627	5.634	5.654
99:16	5.583	5.585	5.591	5.596	5.603	5.609	5.615	5.620	5.636
99:17	5.578	5.580	5.585	5.588	5.594	5.598	5.603	5.607	5.619
99:18	5.574	5.575	5.578	5.581	5.585	5.588	5.591	5.594	5.602
99:19	5.569	5.570	5.572	5.573	5.575	5.577	5.579	5.580	5.585
99:20	5.565	5.565	5.565	5.565	5.566	5.566	5.567	5.567	5.568
99:21	5.560	5.560	5.559	5.558	5.557	5.556	5.555	5.554	5.551

Avg Life	9.815	8.322	6.239	5.197	4.039	3.427	2.983	2.647	2.009
Duration	6.882	6.022	4.771	4.111	3.339	2.909	2.582	2.328	1.819
First Pay	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03
Last Pay	7/23	7/23	7/23	7/23	7/23	7/23	7/23	7/23	10/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309D 30 year 5.8

9:06:19 am September 26, 2003

cmoproj.603

Ciaran O’Brien obrienci@fiunmr23

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

4A2

1,354,750.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

09/30/03

30 year

5.63

238.00

275.0PSA

101:00

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	250	300	400	500	700	1000

100:16	5.439	5.421	5.384	5.355	5.307	5.269	5.231	5.195	5.092
100:17	5.434	5.416	5.377	5.348	5.298	5.258	5.220	5.182	5.075
100:18	5.430	5.411	5.371	5.340	5.288	5.248	5.208	5.169	5.058
100:19	5.425	5.406	5.365	5.333	5.279	5.237	5.196	5.156	5.041
100:20	5.421	5.401	5.358	5.325	5.270	5.227	5.184	5.142	5.024
100:21	5.416	5.396	5.352	5.318	5.261	5.216	5.172	5.129	5.008
100:22	5.412	5.390	5.345	5.310	5.252	5.206	5.160	5.116	4.991
100:23	5.408	5.385	5.339	5.303	5.243	5.195	5.148	5.103	4.974
100:24	5.403	5.380	5.332	5.295	5.234	5.185	5.137	5.090	4.957
100:25	5.399	5.375	5.326	5.288	5.224	5.174	5.125	5.077	4.940
100:26	5.394	5.370	5.320	5.281	5.215	5.164	5.113	5.064	4.923
100:27	5.390	5.365	5.313	5.273	5.206	5.153	5.101	5.050	4.907
100:28	5.385	5.360	5.307	5.266	5.197	5.143	5.089	5.037	4.890
100:29	5.381	5.355	5.301	5.258	5.188	5.132	5.078	5.024	4.873
100:30	5.376	5.350	5.294	5.251	5.179	5.122	5.066	5.011	4.856
100:31	5.372	5.345	5.288	5.244	5.170	5.111	5.054	4.998	4.840
101:00	5.368	5.340	5.281	5.236	5.161	5.101	5.042	4.985	4.823
101:01	5.363	5.335	5.275	5.229	5.151	5.090	5.030	4.972	4.806
101:02	5.359	5.330	5.269	5.221	5.142	5.080	5.019	4.959	4.789
101:03	5.354	5.325	5.262	5.214	5.133	5.069	5.007	4.946	4.773
101:04	5.350	5.320	5.256	5.207	5.124	5.059	4.995	4.933	4.756
101:05	5.345	5.315	5.250	5.199	5.115	5.049	4.983	4.920	4.739
101:06	5.341	5.310	5.243	5.192	5.106	5.038	4.972	4.907	4.723
101:07	5.337	5.304	5.237	5.185	5.097	5.028	4.960	4.894	4.706
101:08	5.332	5.299	5.230	5.177	5.088	5.017	4.948	4.881	4.689
101:09	5.328	5.294	5.224	5.170	5.079	5.007	4.936	4.868	4.672
101:10	5.323	5.289	5.218	5.162	5.070	4.997	4.925	4.855	4.656
101:11	5.319	5.284	5.211	5.155	5.061	4.986	4.913	4.842	4.639
101:12	5.315	5.279	5.205	5.148	5.052	4.976	4.901	4.829	4.622
101:13	5.310	5.274	5.199	5.140	5.043	4.965	4.890	4.816	4.606
101:14	5.306	5.269	5.192	5.133	5.034	4.955	4.878	4.803	4.589
101:15	5.301	5.264	5.186	5.126	5.025	4.945	4.866	4.790	4.573

Avg Life	9.815	8.322	6.239	5.197	4.039	3.427	2.983	2.647	2.009
Duration	6.956	6.094	4.834	4.167	3.384	2.947	2.615	2.356	1.839
First Pay	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03
Last Pay	7/23	7/23	7/23	7/23	7/23	7/23	7/23	6/23	10/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309E 30 year 5.0

6:01:22 pm September 16, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

5A1

34,937,661.00

4.75000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

4.7500

09/30/03

30 year

4.95

178.00

250.0PSA

99:06

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	700	1000

98:22	4.971	4.989	5.049	5.070	5.112	5.154	5.236	5.354
98:23	4.965	4.983	5.041	5.061	5.102	5.143	5.222	5.336
98:24	4.960	4.977	5.033	5.053	5.092	5.131	5.208	5.318
98:25	4.954	4.971	5.025	5.044	5.082	5.120	5.195	5.301
98:26	4.949	4.965	5.017	5.035	5.072	5.109	5.181	5.283
98:27	4.943	4.959	5.009	5.027	5.062	5.097	5.167	5.266
98:28	4.938	4.953	5.001	5.018	5.052	5.086	5.153	5.248
98:29	4.932	4.947	4.994	5.010	5.042	5.075	5.139	5.231
98:30	4.927	4.941	4.986	5.001	5.032	5.064	5.125	5.213
98:31	4.921	4.935	4.978	4.992	5.022	5.052	5.112	5.196
99:00	4.916	4.929	4.970	4.984	5.013	5.041	5.098	5.178
99:01	4.910	4.923	4.962	4.975	5.003	5.030	5.084	5.161
99:02	4.905	4.917	4.954	4.967	4.993	5.019	5.070	5.143
99:03	4.900	4.911	4.946	4.958	4.983	5.008	5.056	5.126
99:04	4.894	4.905	4.938	4.950	4.973	4.996	5.042	5.108
99:05	4.889	4.899	4.930	4.941	4.963	4.985	5.029	5.091
99:06	4.883	4.893	4.922	4.932	4.953	4.974	5.015	5.073
99:07	4.878	4.886	4.914	4.924	4.943	4.963	5.001	5.056
99:08	4.872	4.880	4.906	4.915	4.933	4.952	4.987	5.038
99:09	4.867	4.874	4.898	4.907	4.924	4.940	4.974	5.021
99:10	4.861	4.868	4.891	4.898	4.914	4.929	4.960	5.003
99:11	4.856	4.862	4.883	4.890	4.904	4.918	4.946	4.986
99:12	4.851	4.856	4.875	4.881	4.894	4.907	4.932	4.969
99:13	4.845	4.850	4.867	4.873	4.884	4.896	4.919	4.951
99:14	4.840	4.844	4.859	4.864	4.874	4.885	4.905	4.934
99:15	4.834	4.838	4.851	4.856	4.865	4.874	4.891	4.916
99:16	4.829	4.832	4.843	4.847	4.855	4.862	4.877	4.899
99:17	4.824	4.826	4.835	4.839	4.845	4.851	4.864	4.882
99:18	4.818	4.820	4.828	4.830	4.835	4.840	4.850	4.864
99:19	4.813	4.814	4.820	4.822	4.825	4.829	4.836	4.847
99:20	4.807	4.808	4.812	4.813	4.816	4.818	4.823	4.830
99:21	4.802	4.802	4.804	4.805	4.806	4.807	4.809	4.812

Avg Life	7.356	6.534	4.778	4.362	3.703	3.211	2.541	1.958
Duration	5.769	5.205	3.968	3.667	3.179	2.805	2.278	1.798
First Pay	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03
Last Pay	7/18	7/18	7/18	7/18	7/18	7/18	7/18	11/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309E 30 year 5.0

6:01:34 pm September 16, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

5A2

103,000,000.98

4.75000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

4.7500

09/30/03

30 year

4.95

178.00

250.0PSA

100:08

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	250	300	400	500	700	1000

99:24	4.786	4.784	4.781	4.779	4.776	4.774	4.768	4.760
99:25	4.780	4.779	4.773	4.771	4.767	4.762	4.754	4.743
99:26	4.775	4.773	4.765	4.762	4.757	4.751	4.741	4.726
99:27	4.770	4.767	4.757	4.754	4.747	4.740	4.727	4.708
99:28	4.764	4.761	4.749	4.745	4.737	4.729	4.714	4.691
99:29	4.759	4.755	4.741	4.737	4.728	4.718	4.700	4.674
99:30	4.753	4.749	4.734	4.728	4.718	4.707	4.686	4.657
99:31	4.748	4.743	4.726	4.720	4.708	4.696	4.673	4.639
100:00	4.743	4.737	4.718	4.711	4.698	4.685	4.659	4.622
100:01	4.737	4.731	4.710	4.703	4.689	4.674	4.646	4.605
100:02	4.732	4.725	4.702	4.695	4.679	4.663	4.632	4.588
100:03	4.727	4.719	4.695	4.686	4.669	4.652	4.618	4.570
100:04	4.721	4.713	4.687	4.678	4.659	4.641	4.605	4.553
100:05	4.716	4.707	4.679	4.669	4.650	4.630	4.591	4.536
100:06	4.710	4.701	4.671	4.661	4.640	4.619	4.578	4.519
100:07	4.705	4.695	4.663	4.652	4.630	4.608	4.564	4.502
100:08	4.700	4.689	4.656	4.644	4.621	4.597	4.551	4.485
100:09	4.694	4.683	4.648	4.636	4.611	4.586	4.537	4.467
100:10	4.689	4.677	4.640	4.627	4.601	4.575	4.524	4.450
100:11	4.684	4.671	4.632	4.619	4.592	4.564	4.510	4.433
100:12	4.678	4.666	4.625	4.610	4.582	4.553	4.497	4.416
100:13	4.673	4.660	4.617	4.602	4.572	4.542	4.483	4.399
100:14	4.668	4.654	4.609	4.594	4.562	4.531	4.470	4.382
100:15	4.662	4.648	4.601	4.585	4.553	4.520	4.456	4.365
100:16	4.657	4.642	4.594	4.577	4.543	4.509	4.443	4.348
100:17	4.652	4.636	4.586	4.569	4.534	4.498	4.429	4.330
100:18	4.646	4.630	4.578	4.560	4.524	4.487	4.416	4.313
100:19	4.641	4.624	4.570	4.552	4.514	4.476	4.402	4.296
100:20	4.636	4.618	4.563	4.544	4.505	4.466	4.389	4.279
100:21	4.630	4.612	4.555	4.535	4.495	4.455	4.375	4.262
100:22	4.625	4.607	4.547	4.527	4.485	4.444	4.362	4.245
100:23	4.620	4.601	4.540	4.518	4.476	4.433	4.348	4.228

Avg Life	7.356	6.534	4.778	4.362	3.703	3.211	2.541	1.958
Duration	5.803	5.238	3.997	3.694	3.203	2.826	2.294	1.809
First Pay	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03
Last Pay	7/18	7/18	7/18	7/18	7/18	7/18	7/18	11/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309A 30 year 5.2

5:36:19 pm September 16, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

1A1

124,666,043.69

5.00000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.0000

09/30/03

30 year

5.19

178.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.681	7.074	7.712	8.372	8.812

Avg Life	8.386	6.564	4.794	3.713	3.218
Duration	6.079	4.869	3.686	2.950	2.607
First Pay	10/03	10/03	10/03	10/03	10/03
Last Pay	7/18	7/18	7/18	7/18	7/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309C 30 year 5.1

5:49:37 pm September 16, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

3A1

20,846,000.00

4.75000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

4.7500

08/29/03

30 year

5.23

118.00

225.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	7.123	7.461	8.002	8.570	8.955

Avg Life	5.366	4.636	3.793	3.173	2.851
Duration	4.265	3.711	3.073	2.606	2.363
First Pay	9/03	9/03	9/03	9/03	9/03
Last Pay	6/13	6/13	6/13	6/13	6/13

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309D 30 year 5.8

5:58:01 pm September 16, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

4A1

25,740,250.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

09/30/03

30 year

5.63

238.00

275.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.866	7.297	7.995	8.701	9.162

Avg Life	11.749	8.322	5.507	4.039	3.427
Duration	7.558	5.641	4.008	3.107	2.712
First Pay	10/03	10/03	10/03	10/03	10/03
Last Pay	7/23	7/23	7/23	7/23	7/23

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

4A2

1,354,750.00

5.50000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

5.5000

09/30/03

30 year

5.63

238.00

275.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.866	7.297	7.995	8.701	9.162

Avg Life	11.749	8.322	5.507	4.039	3.427
Duration	7.558	5.641	4.008	3.107	2.712
First Pay	10/03	10/03	10/03	10/03	10/03
Last Pay	7/23	7/23	7/23	7/23	7/23

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309E 30 year 5.0

6:02:30 pm September 16, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

5A1

34,937,661.00

4.75000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

4.7500

09/30/03

30 year

4.95

178.00

250.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.415	6.808	7.446	8.107	8.547

Avg Life	8.342	6.534	4.778	3.703	3.211
Duration	6.131	4.905	3.708	2.965	2.618
First Pay	10/03	10/03	10/03	10/03	10/03
Last Pay	7/18	7/18	7/18	7/18	7/18

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

5A3

2,000,000.00

4.75000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

4.7500

09/30/03

30 year

4.95

178.00

250.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.415	6.808	7.446	8.107	8.547

Avg Life	8.342	6.534	4.778	3.703	3.211
Duration	6.131	4.905	3.708	2.965	2.618
First Pay	10/03	10/03	10/03	10/03	10/03
Last Pay	7/18	7/18	7/18	7/18	7/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.

UBS

Cmoproj

Fixed Income Research

MAST0309E 30 year 5.0

6:02:30 pm September 16, 2003

cmoproj.603

Margarita Genis mgenis@rhino

Bond

Balance

Coupon

Delay

Factor

Index

Value

Reset

Multiplier

Cap

5A2

103,000,000.98

4.75000

24

1.000000

-1.0000

-

-

-

Current

Settle

Pricing

Duration

Floor

Coupon

Date

Deal

WAC

WAM

Speed

@ Px

-

4.7500

09/30/03

30 year

4.95

178.00

250.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	400	500

90:00	6.415	6.808	7.446	8.107	8.547

Avg Life	8.342	6.534	4.778	3.703	3.211
Duration	6.131	4.905	3.708	2.965	2.618
First Pay	10/03	10/03	10/03	10/03	10/03
Last Pay	7/18	7/18	7/18	7/18	7/18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.   It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients nay have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent.  UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited.   Singapore: Distributed by UBS Securities Singapore Pte. Ltd.  Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Ltd. licensed securities dealers.  New Zealand: Distributed by UBS New Zealand Ltd, (C). 2003

All rights reserved. This report nay not be reproduced or distributed in any manner without the permission of UBS.